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                                                                      EXHIBIT 32

The undersigned officers of AVANT Immunotherapeutics, Inc. (the "Company") hereby certify to our knowledge that the Company's annual report on Form 10-K to which this certification is attached (the "Report"), as filed with the Securities and Exchange Commission on the date hereof, fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: March 11, 2004                By: /s/ Una S. Ryan
                                       -----------------------------
                                    Name: Una S. Ryan, Ph.D.
                                    Title: President and Chief Executive Officer

Date: March 11, 2004                By: /s/ Avery W. Catlin
                                       -----------------------------
                                    Name: Avery W. Catlin
                                    Title: Senior Vice President and Chief
                                           Financial Officer